                                                                   Exhibit 10.16

                              TRADEMARK ASSIGNMENT

      Prism Acoustics, Inc. (d/b/a The VHDL Technology Group), a Delaware corporation, having its principal place of business at 100 Brodhead Street, Suite 140, Bethlehem, Pennsylvania 18017 (the "Seller"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns and delivers to Intrinsix Corp., a Massachusetts corporation having its principal place of business at 33 Lyman Street, Westboro, Massachusetts 01581 (the "Buyer"), its entire right, title and interest in and to each of the trademarks, service marks, trade names, service marks, registrations and applications for registrations used in the business of the Seller, including, without limitation, the trademarks set forth herein, including all goodwill associated therewith, together with the entire right, title and interest in and to any and all causes of action for infringement thereof, including the right to recover for past infringement, and the same to be held and enjoyed by the Buyer, its successors and assigns.

                                   TRADEMARKS

                                      Prism
                                 Prism Acoustics
                                      VHDL
                         Designers' Introduction to VHDL
                                    Dragster
                                  Dragster-Pro

      Each of the Seller and William D. Billowitch, the sole stockholder of the Seller (the "Stockholder"), further agrees, for itself, its successors and assigns, to execute such further documents and to perform such further lawful acts as may reasonably be requested by the Buyer to effectuate this assignment.
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      Witness my hand this 18th day of May, 1998.

                                    SELLER:

                                    PRISM ACOUSTICS, INC.


                                    By: /s/ William D. Billowitch
                                        --------------------------------
                                        William D. Billowitch

                                    Title: President

                                    STOCKHOLDER:


                                    /s/ William D. Billowitch
                                    ------------------------------------
                                    William D. Billowitch


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